UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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AMTRAN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUESTIONS AND ANSWERS
PROPOSALS TO BE VOTED UPON
BOARD OF DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS IN 2001
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
BENEFICIAL OWNERSHIP
SUMMARY COMPENSATION TABLE
OPTION GRANTS TABLE
OPTION EXERCISES AND YEAR-END OPTION VALUES
STOCK PERFORMANCE GRAPH
AUDIT COMMITTEE CHARTER

April 5, 2002

Dear Shareholder:

     You are cordially invited to attend our Annual Meeting of Shareholders at 9:00 a.m. on Monday, May 13, 2002, at the Company’s headquarters located at 7337 West Washington Street, Indianapolis, Indiana 46231. We will review Amtran’s 2001 performance and answer any questions you may have. Enclosed with this Proxy Statement are your proxy card and 2001 Annual Report. Whether or not you plan to attend in person, you are requested to vote, sign, date and promptly return the enclosed proxy card in the envelope provided.

     I look forward to seeing you on May 13. Any shareholder requiring directions to the meeting should contact our Secretary, Brian T. Hunt, at 317/240-7006.

Sincerely yours,

/s/ J. George Mikelsons

J. George Mikelsons Chairman of the Board

NOTICE OF THE
2002 ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

     The Annual Meeting of Shareholders of Amtran, Inc. will be held on MONDAY, MAY 13, 2002, at 9:00 a.m. at the Company’s headquarters located at 7337 West Washington Street, Indianapolis, Indiana. At the meeting, the shareholders will consider and take action on the following:

1. Election of seven Directors: J. George Mikelsons, John P. Tague, Kenneth K. Wolff, James W. Hlavacek, Robert A. Abel, Andrejs P. Stipnieks and Dr. Claude E. Willis, each for a term of one year;

2. Ratification of Ernst & Young LLP as independent accountants for the fiscal year ending December 31, 2002;

3. Adoption of an amendment to Article I of the Company’s Articles of Incorporation to change the name of the Company to ATA Holdings Corp.; and

4. Transact any other business properly brought before the Annual Meeting or any adjournment thereof.

The Amtran Board of Directors recommends a vote “IN FAVOR OF” all proposals.

     Shareholders of record at the close of business on March 13, 2002, will be entitled to vote at the Annual Meeting and any adjournments thereof. A complete list of shareholders entitled to vote will be available at Amtran’s offices for a period of ten days prior to the Annual Meeting.

     This Proxy Statement, proxy card and Amtran, Inc.’s 2001 Annual Report to Shareholders are being distributed on or about April 5, 2002.

By Order of the Board of Directors,

/s/ Brian T. Hunt

Dated:	April 5, 2002	Brian T. Hunt Vice President and Secretary

PROXY STATEMENT

QUESTIONS AND ANSWERS

Q:	WHAT AM I VOTING ON?

A:	-	Re-election of seven (7) directors (J. George Mikelsons, John P. Tague, Kenneth K. Wolff, James W. Hlavacek, Robert A. Abel, Andrejs P. Stipnieks and Dr. Claude E. Willis);
	-	Ratification of Ernst & Young LLP as Amtran’s independent accountants; and
	-	Adoption of an amendment to the Company’s Articles of Incorporation to change the name of the Company to ATA Holdings Corp. (See pages 3-8 for more details.)

Q:	WHO IS ENTITLED TO VOTE?

A:	Shareholders of record as of the close of business on March 13, 2002 (the Record Date), are entitled to vote at the Annual Meeting. Each share of Amtran common stock is entitled to one vote.

Q:	HOW DO I VOTE?

A:	Sign and date each proxy card you receive and return it in the prepaid envelope. You have the right to revoke your proxy at any time before the Annual Meeting by (1) notifying Amtran’s Corporate Secretary, (2) voting in person at the Annual Meeting, or (3) returning a later-dated proxy. If you return your signed proxy card but do not indicate your voting preferences, Kenneth K. Wolff and James W. Hlavacek will vote FOR all proposals on your behalf.

Q:	IS MY VOTE CONFIDENTIAL?

A:	Yes. Proxy cards, ballots and voting tabulations that identify individual shareholders are confidential. Only the inspector of election and certain employees associated with the processing of proxy cards and counting of the votes have access to your card. Additionally, any comments directed to management (whether written on the proxy card or elsewhere) will remain confidential, unless you ask that your name be disclosed.

Q:	WHO WILL COUNT THE VOTE?

A:	Representatives of National City Bank, our Stock Transfer Agent, will tabulate the votes and act as inspector of election.

Q:	WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A:	It is an indication that your shares are registered differently and are in more than one account. Sign and return all proxy cards to insure that all your shares are voted.

Q:	WHAT CONSTITUTES A QUORUM?

A:	As of the Record Date, 11,570,332 shares of Amtran common stock were issued and outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. If you submit a properly executed proxy card, then you will be considered part of the quorum. If you are present or represented by a proxy at the Annual Meeting and you abstain from voting on a proposal, your abstention will not be included in the tabulation of votes cast and, therefore, will not have the effect of votes in favor or opposition of such proposal.

Q:	WHO CAN ATTEND THE ANNUAL MEETING?

A:	All shareholders who hold Amtran common stock as of the Record Date can attend.

Q:	WHAT PERCENTAGE OF STOCK DO THE AMTRAN DIRECTORS OWN?

A:	Together, they own approximately 73% of the outstanding shares of Amtran common stock as of the Record Date. (See page 12 for more details.)

Q:	WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?

A:	J. George Mikelsons owned 8,266,700 shares, or 72%, as of March 13, 2002. Dimensional Fund Advisors, Inc. owned 1,040,600 shares, or 9%, as of December 31, 2001.

Q:	WHEN ARE THE 2003 SHAREHOLDER PROPOSALS DUE?

A:	In order to be considered for inclusion in next year’s Proxy Statement, shareholder proposals must be submitted to Amtran in writing no later than December 2, 2002.

        For a shareholder proposal that is not intended to be included in Amtran’s proxy materials but is intended to be raised by a shareholder from the floor at next year’s Annual Meeting, the shareholder must provide advance notice no later than February 15, 2003. If a proposal is received after that date, Amtran’s proxy for next year’s Annual Meeting may confer discretionary authority to vote on such matter.

        Shareholder proposals and related notices should be sent to: Brian T. Hunt, Corporate Secretary, 7337 West Washington Street, Indianapolis, Indiana 46231.

Q:	WHO IS SOLICITING PROXIES FOR THE ANNUAL MEETING?

A:	The Board of Directors of Amtran is soliciting proxies for the Annual Meeting. Amtran will bear all costs of soliciting proxies. Solicitation of proxies will be principally by mail, but proxies may also be solicited by directors, officers and other regular employees of Amtran who will receive no additional compensation for these activities. Brokers and others who hold shares of Amtran common stock on behalf of others will be asked to send proxy materials to the beneficial owners of those shares, and Amtran will reimburse them for their reasonable expenses in doing so.

PROPOSALS TO BE VOTED UPON

1. RE-ELECTION OF DIRECTORS

     Nominees for re-election this year are J. George Mikelsons, John P. Tague, Kenneth K. Wolff, James W. Hlavacek, Robert A. Abel, Andrejs P. Stipnieks and Dr. Claude E. Willis. All directors are elected to serve one-year terms. (See pages 5-8 for more information.)

     Our bylaws provide that the nominees for director receiving a plurality of the votes cast at the Annual Meeting, up to the number of directors to be elected at the Annual Meeting, will be elected. Your Board recommends a vote FOR these nominees. Abstentions and broker non-votes are not included in the tabulation of votes cast and, therefore, do not have the effect of votes in opposition to a nominee.

2. RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS

     Ernst & Young LLP has been our independent public accountants for the past nine years. The Audit Committee and the Board believe that Ernst & Young’s long-term knowledge of Amtran is invaluable. Representatives of Ernst & Young have direct access to members of the Audit Committee and attend all their meetings. Representatives of Ernst & Young will attend the Annual Meeting to answer any shareholder questions and to make a statement if they desire to do so.

AUDIT FEES

     The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2001, and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during the year 2001 were $254,000.

OTHER FEES

     The aggregate fees billed by Ernst & Young for services they rendered in the year 2001 other than services included under the heading “Audit Fees” were $285,545. Ernst & Young performed no services for the Company in 2001 related to financial information systems design and implementation.

     In 2001, the Audit Committee: (1) reviewed all services provided by Ernst & Young to insure that they were within the scope previously approved by the Audit Committee; and (2) concluded that the non-audit services performed by Ernst & Young for Amtran and its subsidiaries did not impair its independence as Amtran’s accountants. The Report of the Audit Committee on page 9 of this Proxy Statement contains additional information on Ernst & Young’s services for Amtran.

     We need a majority of the votes cast in person or by proxy and entitled to vote at the Annual Meeting in order to ratify Ernst & Young LLP as independent accountants for 2002. The Audit Committee and the Board recommend a vote FOR Ernst & Young LLP as independent accountants for 2002.

     Abstentions and broker non-votes are not included in the tabulation of votes cast and, therefore, do not have the effect of votes in opposition to the ratification of Ernest & Young as auditors.

3. ADOPTION OF AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S
    NAME

     After careful consideration of the potential advantages and disadvantages of a corporate name change, our Board of Directors has unanimously approved, and recommends that the shareholders adopt, a proposal to amend Article I of our Articles of Incorporation to change the name of the Company from “Amtran, Inc.” to “ATA Holdings Corp.” If the change is adopted by the shareholders, the name change will be effective upon the filing of Articles of Amendment to the Articles of Incorporation with the Indiana Secretary of State shortly after the Annual Meeting.

     If the Amendment is approved, Article I of the Company’s Articles of Incorporation shall read as follows:

     Article I — Name.

     The name of the Corporation is ATA Holdings Corp.

PURPOSE FOR THE PROPOSED NAME CHANGE

     The Board of Directors believes it is in the Company’s best interests to change its name to “ATA Holdings Corp.” in order to better align the name with our business strategy and build upon the brand recognition of its major subsidiary, American Trans Air, in providing commercial airline services. In addition, the change will also substantially reduce the confusion in the marketplace resulting from the similarity of the Company’s name with one of its competitors (i.e., AirTran).

EFFECTS OF THE PROPOSED NAME CHANGE

     If this proposal is adopted, the change of name will not affect in any way the validity or transferability of currently outstanding shares of Amtran common stock. Stock certificates will continue to represent the same number of shares, remain authentic, and it will not be necessary for shareholders to surrender stock certificates. Instead, when certificates are presented for transfer, new certificates bearing the name “ATA Holdings Corp.” will be issued.

     In addition, in the event this proposal is adopted, we may take action to change the stock trading symbol for our common stock.

     We need a majority of the votes cast in person or by proxy and entitled to vote at the Annual Meeting in order to adopt the proposed amendment to the Company’s Articles of Incorporation. The Board recommends a vote FOR the adoption of the amendment of Article I of the Company’s Articles of Incorporation to effect the name change to “ATA Holdings Corp.” Abstentions and broker non-votes are not included in the tabulation of votes cast and, therefore, do not have the effect of votes in opposition to a corporate name change.

OTHER MATTERS

     The Board of Directors does not anticipate that any other matters will be properly brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will have discretionary authority to vote on those matters according to their best judgment.

BOARD OF DIRECTORS

J. GEORGE MIKELSONS	Director since 1993

J.     George Mikelsons, age 65, is the founder, Chairman of the Board and, prior to the Company’s initial public offering in May 1993, was the sole shareholder of the Company. Mr. Mikelsons founded American Trans Air, Inc. and Ambassadair Travel Club, Inc. in 1973. Mr. Mikelsons currently serves on several boards of directors, including The Indianapolis Zoo; the Indianapolis Convention and Visitors Association, where he is a member of the Executive Committee; and the Indianapolis Symphony Orchestra. Mr. Mikelsons has been an airline Captain since 1966 and remains current on several jet aircraft. Mr. Mikelsons is a citizen of the United States.

JOHN P. TAGUE	Director 1993-95 Director July 1997-present

John P. Tague, age 39, was named President and Chief Executive Officer of the Company in July 1997. He previously served as the Company’s President and Chief Operating Officer from October 1993 before resigning to form his own aviation consulting company in 1995. Prior to his tenure as the Company’s President and Chief Operating Officer, he was Executive Vice President from June 1993 to October 1993. Prior to that time, he was Senior Vice President, Marketing and Sales, of the Company. From May 1991 to November 1991, he was Vice President of Marketing and Sales for the Company. Mr. Tague was employed at Midway Airlines from 1985 to 1991. He serves on the Board of Directors and is a member of the Executive Committee of the Air Transport Association. Mr. Tague also serves on the Board of Directors of the Central Indiana Corporate Partnership. Mr. Tague’s principal business address is Amtran’s executive offices. Mr. Tague is a citizen of the United States of America.

JAMES W. HLAVACEK	Director since 1993

James W. Hlavacek, age 65, was appointed Chief Operating Officer of the Company in 1995. He continues to serve as Executive Vice President of the Company and President of ATA Training Corporation. From 1986 to 1989, he was the Company’s Vice President of Operations. Mr. Hlavacek has been a commercial airline pilot for 35 years and has held the rank of Captain for over 30 years. He was ATA’s Chief Pilot from 1985 to 1986. Mr. Hlavacek serves on the Board of Directors of the National Air Carrier Association. Mr. Hlavacek is a graduate of the University of Illinois. Mr. Hlavacek’s principal business address is Amtran’s executive offices. Mr. Hlavacek is a citizen of the United States of America.

KENNETH K. WOLFF	Director since 1993

Kenneth K. Wolff, age 56, was appointed Executive Vice President and Chief Financial Officer of the Company in 1991. From 1990 to 1991, he was the Company’s Senior Vice President and Chief Financial Officer. From 1989 to 1990, he was President and Chief Executive Officer of First of America Bank - Indianapolis. From 1988 to 1989, he was President and Chief Operating Officer of this bank. Prior to his appointment as President of that bank, he held various positions at the bank since 1968. Mr. Wolff is a graduate of Purdue University and also holds a Masters in Business Administration from Indiana University and was a member of the faculty there for five years. Mr. Wolff’s principal business address is Amtran’s executive offices. Mr. Wolff is a citizen of the United States of America.

ROBERT A. ABEL	Director since 1993

Robert A. Abel, age 49, is a director in the public accounting firm of Blue & Co., LLC. Mr. Abel is a magna cum laude graduate of Indiana State University with a B.S. Degree in Accounting. He is a certified public accountant with over 20 years of public accounting experience in the areas of auditing and corporate tax. He has been involved with aviation accounting and finance since 1976. Blue & Co., LLC provides tax and accounting services to the Company in connection with selected matters. Mr. Abel’s principal business address is 11460 N. Meridian Street, Carmel, Indiana 46032. Mr. Abel is a citizen of the United States of America.

ANDREJS P. STIPNIEKS	Director since 1993

Andrejs P. Stipnieks, age 60, is an international aviation consultant. He graduated from the University of Adelaide, South Australia, and is a Barrister and Solicitor of the Supreme Courts of South Australia, the Australian Capital Territory and of the High Court of Australia. Until 1998, Mr. Stipnieks was a Senior Government Solicitor in the Australian Attorney General’s Department, specializing in aviation and surface transport law and practice. He has represented Australia on the Legal Committee of the International Civil Aviation Organization at Montreal. Mr. Stipnieks’ principal business address is 6933 Andre Drive, Indianapolis, Indiana 46278. Mr. Stipnieks is a citizen of Australia.

CLAUDE E. WILLIS, D.D.S	Director since 2001

Claude E. Willis, age 56, has been in private dental practice in Indianapolis for 29 years. He is a member of the American Dental Association, the Indianapolis District Dental Society and was named on a list of “Top Dentists in America” by the Consumers Research Council of America. A 1968 graduate of Purdue University’s School of Science, Dr. Willis completed his graduate studies earning a Doctor of Dental Surgery Degree from Indiana University School of Dentistry in 1972. Dr. Willis’ principal business address is 5938 W. State Road 135, Trafalgar, Indiana 46181. Dr. Willis is a citizen of the United States of America.

BOARD MEETINGS AND COMMITTEES

     During 2001, the Board of Directors held six (6) meetings. All directors attended each Board meeting and each meeting of those Committees on which he served. As described below, the Board of Directors has Audit and Compensation Committees.

NAME OF COMMITTEE			MEETINGS
AND MEMBERS		FUNCTIONS OF COMMITTEE	IN 2001

AUDIT Robert A. Abel Andrejs P. Stipnieks Claude E. Willis	- - - - -	meets with the independent accountants of the Company reviews the audit plan for the Company reviews the annual audit of the Company with the independent accountants recommends whether the independent accountants should be continued as auditors for the Company reviews the Company’s internal controls	5
COMPENSATION Claude E. Willis Robert A. Abel	-	establishes compensation policies and compensation for the Company’s officers	1

The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included as Appendix A. Mr. Abel, Mr. Stipnieks and Dr. Willis of the Audit Committee are “independent directors” as defined by Rule 4200 (a)(14) of the National Association of Securities Dealers listing standards, as applicable and as may be modified. Additional information about the Audit Committee is set forth in the “Report of the Audit Committee” included in this Proxy Statement. The Company does not have a standing nominating committee.

DIRECTORS’ COMPENSATION

     We do not pay directors who are also officers of the Company additional compensation for their service as directors. In 2001, non-employee directors received the following:

-	An annual retainer of $22,000 for serving on the Board

-	An annual fee of $2,500 for serving as Chairman of a Committee

-	A fee of $2,000 for each Board of Directors meeting attended in person

-	A fee of $1,000 for each Committee meeting attended in person. (Amtran also pays its non-employee directors if they participate in Board and Committee meetings by telephone.)

-	Options to purchase shares of Amtran common stock pursuant to the Amtran, Inc. Stock Option Plan for Non-Employee Directors (a one-time grant of an option to purchase 2,000 shares following his election or appointment to the Board of Directors, and for as long as he remains an Eligible Director, an annual grant of an option to purchase 500 shares on the 30th day following each annual meeting of shareholders.)

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of the Company’s shares to file with the Securities and Exchange Commission and Nasdaq reports on their ownership of shares of the Company (so-called 16(a) forms). Based solely on its review of copies of such reports, the Company believes that its directors have complied with all such filing requirements.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS IN 2001

     Mr. Mikelsons is the sole owner of Betaco, Inc., a Delaware corporation (“Betaco”). Betaco currently owns two airplanes (a Cessna Citation II and a Lear Jet) and three helicopters (a Bell 206B Jet Ranger III, an Aerospatiale 355F2 Twin Star and a Bell 206L-3 LongRanger). The two airplanes and the Twin Star helicopter are leased or subleased to ATA. The Jet Ranger III and LongRanger helicopters are leased to American Trans Air ExecuJet, Inc. (“ExecuJet”). The Company believes that the current terms of the leases and subleases with Betaco for this equipment are no less favorable to the Company than those that could be obtained from third parties.

     The lease for the Cessna Citation currently requires a monthly payment of $37,500 for a term beginning July 25, 1999, and ending on July 24, 2004. The lease for the Lear Jet requires a monthly payment of $33,600 for a term beginning December 24, 2001, and ending December 23, 2003. The lease for the JetRanger III currently requires a monthly payment of $7,000 for a term beginning June 15, 1993, and ending June 14, 2004. The lease for the Aerospatiale 355F2 Twin Star requires a monthly payment of $13,500 for a term beginning January 1, 2002, and ending December 31, 2003, and the lease for the LongRanger requires a monthly payment of $10,875 for a term beginning December 11, 2001, and ending December 10, 2003. The recent lease renewals lowered the payments to Betaco for the Lear Jet, Aerospatiale 355F2 Twin Star and LongRanger an aggregate of $7,225 per month because of the decline in values for these aircraft.

     Betaco and Mr. Hlavacek own 100% of the interest in Delta Aviation, LLC, an Indiana limited liability corporation. Delta Aviation owns a Beech A36 Bonanza aircraft. The aircraft is leased to ExecuJet and subleased to ATA for $75.00 per flight hour for a term beginning December 11, 1998, and ending December 10, 2002. No minimum payment is required.

     Mr. Abel, Chairman of the Audit Committee, is a partner in the accounting firm of Blue & Co., LLC, which provided tax and accounting services to the Company in 2001.

     As part of the Company’s compensation package to Willie McKnight, the Company’s Executive Vice President, Marketing and Sales, on January 24, 2000, the Company provided Mr. McKnight with an interest-free loan of $230,000. The loan is evidenced by a Demand Promissory Note signed by

     Mr. McKnight. However, 50% of the loan was forgiven on January 24, 2001, and the remainder of the principal balance was forgiven on January 24, 2002. As of January 15, 2002, Mr. Mikelsons has outstanding indebtedness to Amtran with an aggregate principal balance of $534,619. Amtran does not charge Mr. Mikelsons interest on this indebtedness. In addition, the Company loaned Mr. Tague $175,000 on February 1, 2001. The loan is evidenced by a Promissory Note, which currently bears interest at an annual rate of 4.75% and must be repaid no later than January 31, 2003.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed the Company’s audited financial statements, including a discussion of accounting policies, the reasonableness of significant judgments and the clarity of disclosures in the financial statements, for the fiscal year 2001 with management and has received the written disclosures and the letter from Ernst & Young LLP, the Company’s independent auditors, required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committee). The Audit Committee has also discussed with Ernst & Young LLP the Company’s audited financial statements for the fiscal year 2001, including, among other things, the quality of the Company’s accounting principles, consistency of accounting policies and their application, the clarity and completeness of the Company’s financial statements, the methodologies and accounting principles applied to significant transactions, the underlying processes and estimates used by management in its financial statements, and the basis for the auditor’s conclusions regarding the reasonableness of those estimates, and the auditor’s independence, as well as the other matters required by Statement on Auditing Standards No. 61 of the Auditing Standards Board of the American Institute of Certified Public Accountants.

     Based on the review and discussions referred to above, the Audit Committee recommended inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K to the Board of Directors.

AUDIT COMMITTEE

ROBERT A. ABEL, CHAIRMAN ANDREJS P. STIPNIEKS CLAUDE E. WILLIS, D.D.S.

REPORT OF THE COMPENSATION COMMITTEE

WHAT IS OUR COMPENSATION PHILOSOPHY?

     The objectives of Amtran’s executive compensation programs are to: (i) attract and retain talented and experienced executives with compensation that is competitive with other U.S. airlines within a range of sizes, both smaller and larger than ATA, (ii) reward outstanding performance and provide incentives based on individual and corporate performance, and (iii) use restricted stock and stock options to align the interests of management with those of the shareholders.

     The Compensation Committee (the “Committee”) is responsible for administering the Company’s compensation policies and programs, including its officer incentive compensation programs. The Committee currently consists of two independent non-employee directors, Claude E. Willis and Robert A. Abel. Mr. Abel is a director in the accounting firm of Blue & Co., LLC. Mr. Abel’s firm provided tax and accounting service to the Company in 2001.

     As discussed below, the elements of compensation used by the Company include salaries and short-term and long-term incentive programs, including the award of cash bonuses and stock options.

HOW DO WE DETERMINE BASE PAY?

     The base pay for Mr. Mikelsons and Mr. Tague reflects Amtran’s objective to maintain salary levels for comparable executive positions that are consistent with American Trans Air’s size as compared with the other airlines. Accordingly, the Compensation Committee took into consideration a number of factors, as described below.

MR. MIKELSONS’ 2001 BASE PAY

     In establishing a base salary for Mr. Mikelsons, the Committee considered:

•	the fact that American Trans Air is the smallest major airline.

•	the fact that Mr. Mikelsons would not participate in any equity-based incentive compensation plan or incentive cash bonus of the Company and the fact that no increase in base salary over 1997 was being proposed.

•	his age, experience and responsibilities.

     Each of these listed factors was evaluated by the Committee on a subjective basis, and no particular weighting was given to any particular factor. After considering the above factors, the Committee approved a base salary for the Chairman for 2001 of $688,194. Based on a compensation analysis of year 2000 data available to the Committee, such base salary is slightly above the average base salary paid by other airlines to executives holding comparable positions, but given the absence of any stock-based compensation or incentive cash bonus, total compensation was below the median and the average of total annual cash compensation paid by the other airlines included in the analysis.

MR. TAGUE’S 2001 BASE PAY

     In establishing a base salary for Mr. Tague, the Committee considered:

•	the fact that American Trans Air is the smallest major airline.

•	his age, experience and responsibilities.

     Each of these listed factors was evaluated by the Committee on a subjective basis, and no particular weighting was given to any particular factor. After considering the above factors, the Committee approved an annual base salary for 2001 for Mr. Tague of $525,000. Based on a compensation analysis of year 2000 data available to the Committee, such base salary is the second-lowest base salary paid by the other major airlines to executives holding comparable positions. Mr. Tague’s total compensation, including bonus and long-term incentive compensation, is the second-lowest total annual compensation paid by the other major airlines included in the analysis.

HOW ARE ANNUAL BONUSES DETERMINED?

     Annual bonuses are paid in cash in the year following performance, based on achievement of predetermined corporate goals. As in prior years, Mr. Mikelsons was not eligible for a bonus payment in 2001. Mr. Tague did not receive a year-end bonus for 2001.

HOW ARE AMTRAN’S INCENTIVE COMPENSATION PROGRAMS USED TO FOCUS MANAGEMENT ON
INCREASING SHAREHOLDER VALUE?

     In 1997, the Company adopted the 1996 Incentive Stock Plan for Key Employees of Amtran, Inc. In 2000, the Company adopted the 2000 Incentive Stock Plan for Key Employees of Amtran, Inc. Under these Incentive Stock Plans, which are administered by the Committee, key employees may receive awards of stock options and restricted stock. The purpose of the Incentive Stock Plans is, among other things, to provide incentives to those key employees who have the capacity for contributing substantially to the growth and profitability of the Company, and to assist the Company in attracting, retaining and motivating such employees. In addition, the Incentive Stock Plans provide a means to more closely align the interests of management employees with those of shareholders.

     In 2001, no awards of stock options or restricted stock were made to any employee of the Company.

COMPENSATION COMMITTEE

CLAUDE E. WILLIS, D.D.S., CHAIRMAN ROBERT A. ABEL

BENEFICIAL OWNERSHIP

     This table indicates the number of shares of Amtran common stock owned by (i) the executive officers; (ii) the directors; (iii) any person known by management to beneficially own more than 5% of the outstanding shares of Amtran common stock; and (iv) all directors and executive officers of the Company as a group as of March 13, 2002.

			PERCENT OF
	NUMBER OF SHARES	RIGHT TO	OUTSTANDING
NAME AND ADDRESS OF INDIVIDUAL/GROUP	OWNED(1)	ACQUIRE(2)	SHARES(3)

J. George Mikelsons	8,266,700	-0-	72%
7337 West Washington Street Indianapolis, IN 46231
John P. Tague	18,922	430,758	—
James W. Hlavacek	45,813	309,431	—
Kenneth K. Wolff	17,831	332,268	—
Robert A. Abel	4,000	5,500	—
Andrejs P. Stipnieks	15,000	5,500	—
Claude E. Willis	-0-	-0-	—
Willie G. McKnight	-0-	100,000	—
Dimensional Fund Advisors Inc.	1,040,600 (4)	-0-	9
1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401
All directors and executive officers as a group(5) (excluding J. George Mikelsons)	101,566	1,183,457	—

(1)	Includes shares for which the named person has shared voting and investment power with a spouse.

(2)	Shares that can be acquired through presently exercisable stock options or stock options which will become exercisable by their terms within 60 days.

(3)	If more than 1%.

(4)	Dimensional Fund Advisors Inc. (“Dimensional”), an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. (These investment companies, trusts and accounts are referred to as the “Funds.”) In its role as investment adviser and investment manager, Dimensional possesses voting and/or investment power over the shares of common stock described in this table that are owned by the Funds. Such shares of common stock are owned by the Funds, and Dimensional disclaims beneficial ownership of such securities.

(5)	Group consists of seven persons (Messrs. Tague, Hlavacek, Wolff, Abel, Stipnieks, Willis and McKnight).

SUMMARY COMPENSATION TABLE

     This table shows the compensation paid or accrued to the Chairman of the Board, President and three executive officers for services rendered during the last three fiscal years.

					LONG-TERM
	ANNUAL COMPENSATION				COMPENSATION

					SECURITIES
NAME AND					UNDERLYING	ALL OTHER
PRINCIPAL POSITION	YEAR	SALARY($)		BONUS($)	OPTIONS (#)	COMPENSATION($)

J. George Mikelsons,	2001	680,403	(1)	None	None	5,775	(2)
Chairman of the Board	2000	688,194		None	None	3,535	(3)
	1999	688,194		None	None	4,320	(4)
John P. Tague,	2001	512,885	(1)	None	None	5,775	(2)
President and Chief Executive	2000	525,000		None	75,000	5,250	(3)
Officer	1999	519,231		460,000	75,000	4,320	(4)
James W. Hlavacek	2001	341,923	(1)	16,000 (5)	None	5,775	(2)
Executive Vice President	2000	350,000		None	50,000	3,506	(3)
and Chief Operating Officer	1999	337,500		224,250	50,000	4,320	(4)
Kenneth K. Wolff	2001	341,923	(1)	16,000 (5)	None	5,775	(2)
Executive Vice President and	2000	350,000		None	50,000	3,393	(3)
Chief Financial Officer	1999	337,500		224,250	50,000	4,320	(4)
Willie G. McKnight	2001	456,923	(1)	8,000 (5)	None	None
Executive Vice President,	2000	323,077		210,000	100,000	None
Marketing and Sales

(1)	Reflects a salary reduction program due to September 11, 2001, terrorist attacks. Mr. McKnight’s 2001 salary includes debt forgiveness of $115,000.

(2)	Represents the amount of the Company’s matching contribution to its 401(k) Plan in 2001.

(3)	Represents the amount of the Company’s matching contribution to its 401(k) Plan in 2000.

(4)	Represents the amount of the Company’s matching contribution to its 401(k) Plan in 1999.

(5)	Bonus amounts relate to a first quarter 2001 performance plan and were paid in the first half of 2001. Such amounts do not relate to year-end 2001 performance.

OPTION GRANTS TABLE

     This table shows the option grants in 2001 to the individuals named in the Summary Compensation Table.

POTENTIAL REALIZABLE
VALUE AT ASSUMED
ANNUAL RATES OF STOCK
PRICE APPRECIATION
	INDIVIDUAL GRANTS				FOR OPTION TERM

% OF TOTAL
	NUMBER OF	OPTIONS
	SECURITIES	GRANTED
	UNDERLYING	TO EMPLOYEES	EXERCISE	EXPIRATION
NAME	OPTIONS GRANTED	IN FISCAL YEAR	PRICE/SHARE($)	DATE	5%($)	10%($)

J. George Mikelsons	-0-	N/A	N/A	N/A	N/A	N/A
John P. Tague	-0-	N/A	N/A	N/A	N/A	N/A
James W. Hlavacek	-0-	N/A	N/A	N/A	N/A	N/A
Kenneth K. Wolff	-0-	N/A	N/A	N/A	N/A	N/A
Willie G. McKnight	-0-	N/A	N/A	N/A	N/A	N/A

OPTION EXERCISES AND
YEAR-END OPTION VALUES

     This table shows the number and value of stock options (exercised and unexercised) for the named individuals during 2001.

VALUE OF
UNEXERCISED
			NUMBER OF SECURITIES		IN-THE-MONEY
	SHARES		UNDERLYING UNEXERCISED		OPTIONS AT FISCAL
	ACQUIRED	VALUE	OPTIONS AT FISCAL YEAR-END		YEAR-END
	ON EXERCISE	REALIZED			EXERCISABLE (E)/
NAME	(#)	($)	EXERCISABLE	UNEXERCISABLE	UNEXERCISABLE (U)

J. George Mikelsons	-0-	-0-	-0-	-0-	-0-
John P. Tague	10,000	58,000	440,758	-0-	$1,870,877	(E)
					-0-	(U)
James W. Hlavacek	-0-	-0-	309,431	-0-	$943,391	(E)
					-0-	(U)
Kenneth K. Wolff	5,732	34,400	332,268	-0-	$1,057,212	(E)
					-0-	(U)
Willie G. McKnight	-0-	-0-	100,000	-0-	-0-	(E)
					-0-	(U)

PENSION PLANS

     The Company has no pension plans.

401(K) PLAN

     Under the American Trans Air, Inc. Employees’ Retirement Savings Plan (the “401(k) Plan”), eligible employees may elect to defer up to 18% of their salary into the 401(k) Plan, not to exceed statutory limits. Generally, all employees meeting a minimum-hours requirement are eligible to participate in the 401(k) Plan. The Company has the discretion to make matching contributions to the 401(k) Plan on behalf of participants who have made salary reduction contributions under the Plan. In 2001, the Company agreed to contribute $.55 for each dollar contributed to the Plan by eligible participants, up to 6% of their compensation. Moreover, an employee stock ownership feature was added to the 401(k) Plan in May 1993. The ATA Employee Stock Ownership Plan (“ESOP”) is a mechanism for the Company to award shares of Company stock for years in which profits occur. Addition of this benefit permits eligible employees to become shareholders of the Company and share in its potential future growth and profitability. Generally, the eligibility requirements for the ESOP are identical to those of the 401(k) Plan, except an employee may be eligible for an ESOP contribution of Company stock even if the employee did not elect pre-tax 401(k) Plan contributions.

     In those years in which the Company experiences profits and chooses to make an ESOP contribution, the 401(k) Plan accounts of eligible employees will be credited with full and/or fractional shares of Company stock. Shares will be allocated based on compensation. In 2001, no shares of Company stock were allocated to 401(k) Plan participant accounts.

STOCK PERFORMANCE GRAPH

     This performance graph compares the 2001 total shareholder return on the Company’s Common Stock with the Nasdaq Stock Market-U.S. Index and the Company’s peer group. The peer group selected by the Company consists of the following companies: AirTran Holdings, Inc., Alaska Air Group, Inc., America West Holdings Corporation, AMR Corp. (American Airlines), Amtran, Inc., Continental Airlines, Inc., Delta Air Lines, Inc., Frontier Airlines Inc., HAL, Inc. (Hawaiian Airlines), Northwest Airlines, Inc., Southwest Airlines Co., US Airways Group, Inc. and UAL Corp. (United Airlines).

COMPARISON OF 5-YEAR CUMULATIVE
TOTAL RETURN* AMONG THE COMPANY,
NASDAQ MARKET-U.S. INDEX AND A PEER GROUP

[PERFORMANCE CHART]

	1996	1997	1998	1999	2000	2001

AMTRAN, INC	100	113	388	277	207	214
PEER GROUP	100	156	137	141	157	102
NASDAQ STOCK MKT	100	122	173	321	193	153

* Total return based on $100 initial investment and reinvestment of dividends.

Amtran, Inc.

AUDIT COMMITTEE CHARTER

APPROVED  –  JANUARY 2002

Appendix A

Revised 12/31/2001

     Amtran, Inc.

MISSION STATEMENT:

The Amtran, Inc. Audit Committee will assist the Board of Directors in fulfilling its corporate oversight responsibilities. To fulfill this mission, the Audit Committee will review the Amtran, Inc. financial reporting process, the internal and external audit process, and Amtran, Inc.’s process for monitoring compliance with laws and regulations as well as compliance with the Company’s corporate code of ethics. In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, management, the internal auditors and external auditors. In order for individual Audit Committee members to effectively perform his or her role, each Audit Committee member will obtain an understanding of responsibilities of Audit Committee membership as well as a functional understanding of Amtran, Inc.’s business, operations and risks.

COMMITTEE ORGANIZATION:

Audit Committee members shall meet the requirements of the NASD. On and after the effective date of new rules regarding audit committees, the Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors as defined by the NASD. All members of the Committee shall have a basic understanding of finance and accounting, and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board. If an Audit Committee Chairman is not designated or present, the members of the Committee may designate a Chairman by majority vote of the Committee membership.

The Committee shall meet at least two times annually, or as circumstances dictate. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the Internal Auditing Department, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chairman, should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors’ limited review procedures.

ROLES AND RESPONSIBILITIES:

Internal Control:

•	Evaluate whether Amtran, Inc. management is setting the appropriate “tone at the top” by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;

     Amtran, Inc.

•	Focus on the extent to which the internal and external auditors review key and critical computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial and operational information in the event of a systems breakdown;

•	Gain an understanding of whether internal control recommendations made by the internal and external auditors have been implemented by Amtran, Inc. management; and

•	Ensure that the internal and external auditors keep the Audit Committee informed as to any known occurrences of fraud, illegal acts, deficiencies in internal control and other matters that may impact the discharge of the Committee’s responsibilities.

Financial Reporting:

     General

•	Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on Amtran, Inc.’s financial statements;

•	Ask Amtran, Inc. management and the internal and external auditors about significant risks and exposures effecting the financial reporting processes and the plans to minimize such risks.

     Annual Financial Statements

•	Review the annual financial statements of Amtran, Inc. and determine whether they are complete and consistent with the information known to Committee members, and assess whether the financial statements reflect appropriate accounting principles;

•	Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures;

•	Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of obsolete or slow-moving inventory; loan losses; warranty, product and environmental liability; litigation reserves; and other commitments and contingencies;

•	Meet with Amtran, Inc. management and the external auditors to review the financial statements and results of the audit;

•	Consider management’s handling of proposed audit adjustments identified by the external auditors;

     Amtran, Inc.

•	Review the MD&A and other sections of the Amtran, Inc. Annual Report before its release and consider whether the information is adequate and consistent with the Audit Committee’s knowledge about the Company and its operations; and

     Interim Financial Statements

•	Be briefed on how management develops and summarizes quarterly financial information, the extent of internal audit involvement, the extent to which the external auditors review quarterly financial information and whether that review is performed on a pre- or post-issuance basis;

•	Meet with management and, if a pre-issuance review was completed, with the external auditors, either telephonically or in person, to review the interim financial statements and the results of the review. (This type of meeting may be done by the Audit Committee Chairperson or the entire committee);

•	In order to gain insights into the fairness of the interim financial statements and disclosures, obtain explanations from management and the internal and external auditors on whether:

•	Actual financial results for the quarter or interim period varied significantly from budgeted or projected results;

•	Changes in financial ratios and relationships in the interim financial statements are consistent with changes in Amtran, Inc.’s operations and financial practices;

•	Generally accepted accounting principles have been consistently applied;

•	There are any actual or proposed changes in accounting or financial reporting practices;

•	There are any significant or unusual events or transactions;

•	All financial and operating controls are functioning effectively;

•	The Company has complied with the terms of loan agreements or security indentures; and

•	The interim financial statements contain adequate and appropriate disclosures.

•	Ensure that the external auditors communicate certain required matters to the Committee.

COMPLIANCE WITH LAWS AND REGULATIONS:

•	Review the effectiveness of Amtran, Inc.’s system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary actions) on any fraudulent acts or accounting irregularities;

•	Periodically obtain updates from management, general counsel and tax director regarding compliance issues;

     Amtran, Inc.

•	Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements; and

•	Review the findings of any examinations by regulatory agencies such as the Securities and Exchange Commission.

COMPLIANCE WITH AMTRAN, INC.’S CORPORATE CODE OF ETHICS:

•	Ensure that a code of ethics is formalized in writing and that all employees are aware of its existence;

•	Evaluate whether management is setting the appropriate “tone at the top” by communicating the importance of the code of ethics and the guidelines for acceptable business practices;

•	Review Amtran, Inc.’s program for monitoring compliance with the code of ethics; and

•	Periodically obtaining updates from management and the general counsel regarding compliance matters.

INTERNAL AUDIT:

•	Review the internal audit plans, activities and objectives of the internal audit function;

•	Review the qualifications of personnel performing internal audit work at/for Amtran, Inc.; and

•	Review the effectiveness of the internal audit process in terms of risk monitoring, internal control review and evaluation and enhancement of organizational effectiveness.

EXTERNAL AUDIT:

•	Review the external auditors’ proposed scope and approach;

•	Review the performance of the external auditors and recommend to the Amtran, Inc. Board of Directors the appointment or discharge of the external auditors; and

     Amtran, Inc.

•	Review and confirm the independence of the external auditors by reviewing the non-audit services provided and the auditors’ assertion of their independence in accordance with professional standards.

OTHER RESPONSIBILITIES:

•	Meet with the internal auditors, external auditors and Amtran, Inc. management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately;

•	Ensure that significant findings and recommendations made by the internal and external auditors are received and discussed on a timely basis;

•	Review with Amtran, Inc.’s counsel any legal matters that could have a significant impact on the Company’s financial statements;

•	Review the policies and procedures in effect for considering officers’ expenses and perquisites;

•	If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist;

•	Perform other oversight functions as requested by the full Amtran, Inc. Board; and

•	Review and update the Audit Committee Charter, provide oversight and update recommendations regarding the internal audit charter and receive approval of periodic changes from the full Amtran, Inc. Board.

REPORTING RESPONSIBILITIES:

•	Regularly update the Amtran, Inc. Board of Directors regarding Audit Committee activities and make appropriate recommendations.

•	Annually prepare a report to shareholders, as required by the Securities and Exchange Commission, to be included in Amtran Inc.’s annual Proxy Statement.

P   R   O   X   Y

AMTRAN, INC.
7337 WEST WASHINGTON STREET, INDIANAPOLIS, INDIANA 46231

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting, May 13, 2002.

The undersigned hereby appoints Kenneth K. Wolff and James W. Hlavacek and each of them, with power of substitution to each, proxies of the undersigned, to vote at the Annual Meeting of Shareholders of Amtran, Inc. (the “Corporation”) to be held on the 13th day of May 2002, and at any and all postponements or adjournments of said meeting, all of the shares of stock of the Corporation which the undersigned may be entitled to vote with all the powers the undersigned would possess, if then and there personally present, and especially (but without limiting the general authority and power hereby given) to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 1, 2 and 3.

1. Election of Directors
☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

J. George Mikelsons, John P. Tague, Kenneth K. Wolff, James W. Hlavacek,
Robert A. Abel, Andrejs P. Stipnieks and Claude E. Willis

INSTRUCTION:	(To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

2. Appointment of Ernst & Young LLP as the Corporation’s Auditors for 2002. ☐ FOR ☐ AGAINST ☐ ABSTAIN
3. Adoption of an Amendment to Article I of the Company’s Articles of Incorporation to change the name to ATA Holdings Corp.☐ FOR ☐ AGAINST ☐ ABSTAIN

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and the Annual Report of the Corporation for 2001.

(Continued, and to be signed, on the other side)

AMTRAN, INC.

(Continued from the other side.)

This proxy may be revoked at any time prior to said meeting, and the undersigned reserves the right to attend such meeting and vote said proxies in person.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such shares and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.

Unless otherwise specified, the shares represented by this proxy shall be voted FOR Proposals 1, 2 and 3. This proxy will be voted in accordance with the instructions of the proxies named above with respect to any other matters which may properly come before the meeting and any postponements or adjournments thereof.

Dated , 2002

Signature

Signature if held jointly

Please sign this proxy exactly as your name appears hereon. If the stock is held in the name of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.